AGREEMENT

THIS AGREEMENT ("Agreement") dated as of May 19, 2011 is by and among Iron Eagle Group, Inc., a Delaware corporation ("Iron Eagle"); Jason M. Shapiro ("J.M. Shapiro"); Jake A. Shapiro ("J.A. Shapiro"); Belle Haven Partners LLC ("Belle Haven"); Joseph M. LoCurto ("LoCurto"); Jed M. Sabio ("Sabio"); Joseph E. Antonini ("Antonini"); Gary J. Giulietti ("Giulietti"); Glen R. Gamble ("Gamble"); and Robert A. Hildebrand ("Hildebrand").

INTRODUCTION.

Each of the parties hereto do hereby acknowledge that:

For the period from January 1, 2011 to March 31, 2011 an aggregate of $250,000 of accrued cash and stock compensation was owed by Iron Eagle to LoCurto under his consulting agreement with Iron Eagle (the "LoCurto Accrued Compensation").

For the period from January 1, 2011 to March 31, 2011, an aggregate of $151,250 of accrued cash and stock compensation was owed by Iron Eagle to Sabio under his employment agreement with Iron Eagle (the "Sabio Accrued Compensation").

For the period from January 1, 2011 to March 31, 2011, an aggregate of $75,000 of accrued cash compensation was owed by Iron Eagle to J.M. Shapiro under his employment agreement with Iron Eagle (the "J.M.
Shapiro Accrued Compensation").

For the period from January 1, 2011 to March 31, 2011, an aggregate of $60,000 of accrued cash compensation was owed by Iron Eagle to Belle Haven and J.A. Shapiro under a consulting agreement with Iron Eagle (collectively, the "Belle Haven Accrued Compensation").

For the period from January 1, 2011 to t March 31, 2011, an aggregate of $27,000 of accrued cash compensation was owed by Iron Eagle to Gamble under a consulting agreement with Iron Eagle (the "Gamble
Accrued Compensation").

For the period from January 1, 2011 to March 31, 2011, an aggregate of $27,000 of accrued cash compensation was owed by Iron Eagle to Hildebrand under a consulting agreement with Iron Eagle (the
"Hildebrand Accrued Compensation").

For the period from January 1, 2011 to March 31, 2011, an aggregate of $12,500 of accrued cash compensation was owed by Iron Eagle to Antonini as directors fees (the "Antonini Accrued Compensation").

For the period from January 1, 2011 to March 31, 2011, an aggregate of $12,500 of accrued cash compensation was owed by Iron Eagle to Giulietti as directors fees (the "Giulietti Accrued Compensation").



NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto intending to be bound hereby, it is mutually agreed as follows:.

Definition.    LoCurto Accrued Compensation, the Sabio Accrued
Compensation, the J.M. Shapiro Accrued Compensation, the Belle Haven Accrued Compensation, the Gamble Accrued Compensation, the Hildebrand Accrued Compensation, the Antonini Accrued Compensation, and the Giulietti Accrued Compensation aggregating $615,250 is hereinafter sometimes collectively referred to as the Accrued Compensation."

Waiver and Relinquishment of Accrued Compensation.	By their
execution of this Agreement, each of LoCurto, Sabio, J.M. Shapiro, J.A. Shapiro, Belle Haven, Gamble, Hildebrand, Antonini and Giulietti do hereby individually agree to forever waive and relinquish all, and not less than all, of the Accrued Compensation owed to them by Iron Eagle.

Termination of Employment and Consulting Agreements.

The consulting agreement, dated as of January 1, 2011 between Iron Eagle and LoCurto is hereby terminated ab initio, and is to be replaced by a separate employment agreement to be effective as of April 1, 2011, pursuant to which Mr. LoCurto shall become Chairman of the Board and Chief Executive Officer of Iron Eagle.

The employment agreement dated as of January 1, 2011 between Iron Eagle and Sabio is hereby terminated, ab initio, and is to be replaced by a separate employment agreement to be effective as of April 1, 2011.

The employment agreement dated as of January 1, 2011 between Iron Eagle and J.M. Shapiro is hereby terminated, ab initio, and is to be replaced by a separate employment agreement to be effective as of April 1, 2011.

The consulting agreements between Iron Eagle and each of Gamble and Hildebrand, effective as of August 18, 2010, be and the same hereby are terminated effective as of March 31, 2011.

The consulting agreement, dated November 15, 2009, by and between Iron Eagle and Belle Haven shall terminate simultaneous with the consummation of any sale of securities of Iron Eagle that provide Iron Eagle with gross proceeds of $10,000,000 or more.

No other Waivers.	Except for the waivers of the Accrued Compensation
set forth in Section 2 above, no other accrued compensation, directors fees or other benefits are being waived by any of the party signatories hereto.

   Conversion of Accrued Liabilities and Obligations.	The parties
hereto acknowledge that pursuant to a separate agreement, dated of even date herewith (the "Conversion Agreement"), each of J.M. Shapiro, J.A. Shapiro, Belle Haven, Gamble, Hildebrand, Antonini and Giulietti have agreed to convert an aggregate of $972,374 of accrued debts, liabilities and obligations owed by Iron Eagle to such persons into an aggregate of 1,215,467 shares (the "Conversion Shares") of the common stock, $0.00001 par value per share ("Common Stock") of Iron Eagle.


General.

Governing Law and Jurisdiction. This Agreement, its construction and the determination of any rights, duties or remedies of the parties hereunder, shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement or any of the Transaction Documents may be brought against any of the parties in the courts of the State of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

Entire Agreement. This Agreement (including all attachments and any future amendments thereto) constitutes the parties' entire agreement and understandings on the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, express or implied, relating to the subject matter hereof.

Modification & Waiver. This Agreement may not be amended or modified in any respect except by written agreement duly executed by authorized officers or representatives of each party. No waiver of any of the terms and conditions of this Agreement shall be binding or effectual for any purpose unless in writing and signed by the party against whom such waiver is sought to be enforced, and any such waiver shall be effective only in the specific instance and for the specific purpose given. No failure of delay on the part of either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Counterparts; Electronic or Facsimile Signatures. This Agreement has may be executed in multiple counterparts, each of which when duly executed by the parties shall be deemed an original but all of which shall constitute one and the same Agreement. Signatures of any one or more parties that are delivered by electronic mail or facsimile transmission shall have the same effect as ribbon original signatures.

Binding Effect. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assignees, heirs and personal representatives. The rights and obligations provided by this Agreement shall not be assignable by any Seller without Buyers' prior written consent. Nothing expressed or referred to in this Agreement is intended or will be construed to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement.



Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given when received by the addressee by hand delivery, telecopy, or nationally recognized overnight delivery service, with written confirmation of receipt, sent in each case to the appropriate addresses and fax numbers set forth in the signature lines below (or to such other addresses or fax number as either party may designate from time to time by written notice to the other).

IN WITNESS WHEREOF, THE PARTIES HAVE READ, DISCUSSED, UNDERSTOOD, AND AGREED TO THE TERMS HEREOF, AND HAVE EXECUTED THIS AGREEMENT, EFFECTIVE AS OF THE DATE FIRST ABOVE WRITTEN.

/s/Joseph M. LoCurto                    /s/Jed M. Sabio
-------------------------------         -------------------------------
Joseph M. LoCurto					Jed M. Sabio


/s/Jason M. Shapiro                     /s/Jake A. Shapiro
-------------------------------         -------------------------------
Jason M. Shapiro					Jake A. Shapiro


BELLE HAVEN PARTNERS LLC
By:  /s/Jake A. Shapiro                 /s/Glen A. Gamble
-------------------------------         -------------------------------
Jake A. Shapiro                         Glen A. Gamble


/s/Robert A. Hildebrand                 /s/Joseph E. Antonini
-------------------------------         -------------------------------
Robert A. Hildebrand                    Joseph E. Antonini


/s/Gary J. Giulietti
-------------------------------
Gary J. Giulietti


Iron Eagle Group, Inc.

By:  /s/Jason M. Shapiro
-------------------------------
Jason M. Shapiro
Chief Financial Officer